UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 21, 2019

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq global select market

Item 8.01. Other Events.

On May 21, 2019, BioCryst Pharmaceuticals, Inc. (the “Company”) announced that the randomized (n=121), double-blind, placebo-controlled, Phase 3 APeX-2 trial of once-daily, oral BCX7353 for the prevention of hereditary angioedema (“HAE”) attacks achieved its primary endpoint for both dose levels (110 mg and 150 mg), with the 150 mg dose reducing the attack rate in HAE patients by 44 percent (p<0.001) compared to placebo. Fifty percent of patients receiving 150 mg BCX7353 in APeX-2 had a ≥ 70 percent reduction in their HAE attack rate compared to baseline, compared to 15 percent of placebo patients (p=0.002). In APeX-2, both the 110 mg and 150 mg dose levels of once-daily oral BCX7353 were generally safe and well-tolerated. No drug-related serious adverse events were reported.  The results from APeX-2 support the submission of a new drug application (“NDA”) to the U.S. Food and Drug Administration (“FDA”). The Company plans to submit an NDA to the FDA in the fourth quarter of 2019 and a Marketing Authorization Application to the European Medicines Agency (“EMA”) in the first quarter of 2020.

On May 21, 2019, the Company issued a news release announcing the events described in this Item 8.01, which also referenced a conference call and webcast to discuss these recent corporate developments.  A copy of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that developing BCX7353 may take longer or may be more expensive than planned; that ongoing and future preclinical and clinical development of BCX7353 may not advance as expected; that future studies may not enroll the required number of subjects or have positive results; and that the FDA, EMA or other applicable regulatory agencies may require additional studies beyond the studies planned, may not provide regulatory clearances, may impose a clinical hold or may withhold market approval with respect to BCX7353.  Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in the Company’s projections and forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 21, 2019 entitled “BioCryst’s Oral BCX7353 Meets Primary Endpoint in Phase 3 APeX-2 Trial”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: May 21, 2019	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer